EXHIBIT 31.1

                                  CERTIFICATION

We, Matthew Crouch, Chief Executive Officer, Jack Brehm, Chief Financial Officer
(principal accounting officer) through October 18, 2004 and John R. Dempsey,
Jr., Chief Financial Officer (principal accounting officer) subsequent to
October 18, 2004 certify that:

1.   We have reviewed this annual report on Form 10-KSB of CDMI Productions,
     Inc.;

2.   Based on our knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on our knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   We are the only certifying officers for the periods stated above and are responsible for establishing and maintaining disclosure controls and procedures as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules
     13a-15(f) and 15d-15(f) for the registrant and have:

     a.   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that materials information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b.   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c.   Evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d.   Disclosed in this report any change in the registrants' internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting; and

5.   We are the registrants' only certifying officers and we have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants' auditors, and board of directors:

     a.   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b.   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: January 17, 2005

/s/ Matthew Crouch

Chief Executive Officer

/s/ Jack Brehm

Chief Financial Office (principal accounting officer) through October 18, 2004

/s/ John R. Dempsey, Jr

Chief Financial Officer (principal accounting officer) subsequent to October 18,
2004